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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 26, 2002


                             SOUTHWEST AIRLINES CO.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


                1-7259                                 74-1563240
       (Commission File Number)            (IRS Employer Identification No.)




    P. O. BOX 36611, DALLAS, TEXAS                      75235-1611
(Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (214) 792-4000



                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On February 26, 2002, Southwest Airlines Co. entered into an underwriting agreement for the public offering of $385 million of its 6 1/2% Notes Due 2012. Closing of the transaction occurred on March 1, 2002. The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  1.1. Underwriting Agreement dated February 26, 2002 among Southwest Airlines Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters named in Schedule II thereto.

                  4.1 Form of Global Security representing all 6 1/2% Notes Due 2012.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SOUTHWEST AIRLINES CO.
                                (Registrant)



                                By:      /s/ Gary C. Kelly
                                   -----------------------------------------
                                         Gary C. Kelly
                                         Executive Vice President and
                                         Chief Financial Officer


Date: February 28, 2002



                                       2
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                                INDEX TO EXHIBITS


                EXHIBIT
                  NO.                     EXHIBIT
                -------                   -------

                  1.1. Underwriting Agreement dated February 26, 2002 between Southwest Airlines Co., Merrill Lynch,
                           Pierce, Fenner & Smith Incorporated and the other underwriters named in Schedule II thereto.

                  4.1      Form of Global Security representing all 6 1/2% Notes
                           Due 2012.